Fees Summary	Sep. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 500.27
Total Fee Amount	500.27
Total Transaction Valuation	3,267,616.40
Total Offset Amount	0.00
Net Fee	$ 0.00